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                                                                    EXHIBIT 23.2


        As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.



                                                /s/ Arthur Andersen LLP
                                                -------------------------------
                                                Arthur Andersen LLP

Atlanta, Georgia
October 27, 1997